SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   July 26, 2002

                        Global Payment Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-25148                      11-2974651
(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)

                      425B Oser Avenue, Hauppauge, NY 11788
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code                (631) 231-1177

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                  July 26, 2002

GLOBAL PAYMENT TECHNOLOGIES, INC. (GPTX)

Form 8-K

              ITEM 4. Changes in Registrant's Certifying Accountant

On July 26, 2002 the Board of Directors of Global Payment Technologies, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent certified public accountants and appointed KPMG, LLP ("KPMG") to serve in their place. These actions were taken at the recommendation of the Company's Audit Committee.

Andersen had served as the Company's independent public accountants since 1993. None of Andersen's reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2001 and 2000 and through July 26, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended September 30, 2001 and 2000 and through July 26, 2002, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of this report and requested that Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree. Andersen has indicated to the Company that Andersen no longer issues such letters.

Form 8-K                              Forms                                 6920

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Global Payment Technologies, Inc.
                                        ---------------------------------
                                                   (Registrant)

                                        By:  s/Thomas McNeill
                                             -----------------------------------
                                             Vice President
                                             Chief Financial Officer and
                                             Principal Accounting Officer

Dated:  July 26, 2002